Exhibit 99.3

Case Name: Interstate Bakeries
Corporation & All Subsidiaries	Case No: 04-45814-jwv-11

Consolidated Monthly Operating Report Summary

For The Four Weeks Ended and as of September 18, 2004

REVENUE
Gross Income		$273,828,445
Less Cost of Goods Sold		133,939,022
Ingredients, Packaging, & Outside Purchasing	$69,864,743
Direct & Indirect Labor	51,141,652
Overhead & Production Administration	12,932,627
Gross Profit		139,889,423

OPERATING EXPENSES
Owner—Draws/Salaries	—
Selling & Delivery Employee Salaries	66,256,506
Advertising and Marketing	4,300,166
Insurance (Property, Casualty, & Medical)	15,597,100
Payroll Taxes	5,645,643
Lease and Rent	5,387,960
Telephone and Utilities	1,316,770
Corporate Expense (Including Salaries)	7,304,317
Other Expenses	29,490,768
Total Operating Expenses		135,299,230

EBITDA		4,590,193
Restructuring Charges	338,543
Reorganization Professional Fees	2,042,807
Depreciation and Amortization	6,931,507
Other Income	(2,319)
Interest Expense	3,291,965
Operating Income (Loss)		(8,012,310)
Income Tax Expense (Benefit)	(2,067,000)

Net Income (Loss)		$(5,945,310)

CURRENT ASSETS
Accounts Receivable at end of period		$188,069,115
Increase (Decrease) in Accounts Receivable for period		3,839,606
Inventory at end of period		74,566,780
Increase (Decrease) in Inventory for period		1,582,606
Cash at end of period		21,116,900
Increase (Decrease) in Cash for period		25,608,138

LIABILITIES
Increase (Decrease) in Liabilities Not Subject to Compromise		N/A
Increase (Decrease) in Liabilities Subject to Compromise		N/A
Taxes payable:
Federal Payroll Taxes	$7,434,328
State/Local Payroll Taxes	3,529,530
State Sales Taxes	890,057
Real Estate and Personal Property Taxes	6,412,813
Other (see attached supplemental schedule)	4,100,122
Total Taxes Payable		22,366,850

IBC

Other Taxes Payable - Supplemental Schedule

for period ended

September 18, 2004

Description	Amount
Use Tax	1,296,111
Accr. Franchise Tax	1,369,778
Other Taxes	1,434,233

Total Other Taxes Payable	4,100,122

EXPLANATORY NOTES TO THE INTERSTATE BAKERIES CORPORATION

CONSOLIDATED MONTHLY OPERATING REPORT

DATED AS OF SEPTEMBER 18, 2004

1.	This consolidated Monthly Operating Report (MOR), reflecting results for the four-week period ended September 18, 2004 and balances of and period changes in certain of the Company’s accounts as of September 18, 2004, is preliminary, unaudited and subject to material change prior to the filing of the Company’s fiscal 2004 Annual Report on Form 10-K and the first and second quarter fiscal 2005 Form 10-Qs with the Securities and Exchange Commission (SEC). This MOR is being provided to the Bankruptcy Court and the U.S. Trustee pursuant to requirements under Local Rule 2015-2 C.

2.	This MOR is not audited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future.

3.	This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) with regard to the following items (which list is not purported to be inclusive of every reason for non-GAAP compliance of this report):

a.	This MOR does not reflect normal quarterly adjustments that are generally reflected upon review of major accounts prior to the end of each quarterly SEC filing period.

b.	This MOR does not reflect non-cash asset valuation charges that may be required under GAAP due to financial circumstances leading to our bankruptcy filing on September 22, 2004. We anticipate material impairment to our goodwill and we may also be required to reflect significant impairment charges related to our intangibles, namely trademarks and trade names, as well as to our property, plant and equipment and other operating assets.

c.	This MOR does not include explanatory footnotes including disclosures required under GAAP.

d.	This MOR is presented in a format providing information required under local rule and incorporating measurements used for internal operating purposes, not a GAAP-based SEC reporting format.

e.	Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports. As a result, comparability of such future reports to this report may not be possible.

Case Name: Interstate Bakeries Corporation & All Subsidiaries	Case No: 04-45814-jwv-11

Consolidated Monthly Operating Report Summary

For The Four Weeks Ended and as of October 16, 2004

REVENUE

Gross Income		$264,947,940
Less Cost of Goods Sold		131,707,703
Ingredients, Packaging & Outside Purchasing	$68,042,529
Direct & Indirect Labor	50,141,873
Overhead & Production Administration	13,523,301
Gross Profit		133,240,237

OPERATING EXPENSES
Owner—Draws/Salaries	—
Selling & Delivery Employee Salaries	65,731,080
Advertising and Marketing	4,720,365
Insurance (Property, Casualty, & Medical)	15,685,343
Payroll Taxes	5,365,364
Lease and Rent	3,648,043
Telephone and Utilities	1,278,183
Corporate Expense (Including Salaries)	7,293,414
Other Expenses	31,183,778
Total Operating Expenses		134,905,570

EBITDA		(1,665,333)
Restructuring Charges	420,784
Reorganization Professional Fees	3,352,065
Depreciation and Amortization	7,231,507
Other Income	(2,223)
Interest Expense	2,939,564
Operating Income (Loss)		(15,607,030)
Income Tax Expense (Benefit)	(4,349,000)

Net Income (Loss)		$(11,258,030)

CURRENT ASSETS
Accounts Receivable at end of period		$190,068,584
Increase (Decrease) in Accounts Receivable for period		1,999,469
Inventory at end of period		75,162,581
Increase (Decrease) in Inventory for period		595,801
Cash at end of period		71,226,311
Increase (Decrease) in Cash for period		50,109,412

LIABILITIES
Increase (Decrease) in Liabilities Not Subject to Compromise		(187,420,310)
Increase (Decrease) in Liabilities Subject to Compromise		256,046,667
Taxes payable:
Federal Payroll Taxes	$12,985,551
State/Local Payroll Taxes	3,937,935
State Sales Taxes	713,704
Real Estate and Personal Property Taxes	8,072,924
Other (see attached supplemental schedule)	4,529,784
Total Taxes Payable		30,239,898

IBC

Other Taxes Payable—Supplemental Schedule

for period ended

October 16, 2004

Description	Amount
Use Tax	1,480,880
Accr. Franchise Tax	1,477,423
Other Taxes	1,571,481

Total Other Taxes Payable	4,529,784

EXPLANATORY NOTES TO THE INTERSTATE BAKERIES CORPORATION

CONSOLIDATED MONTHLY OPERATING REPORT

DATED AS OF OCTOBER 16, 2004

1.	This consolidated Monthly Operating Report (MOR), reflecting results for the four-week period ended October 16, 2004 and balances of and period changes in certain of the Company’s accounts as of October 16, 2004, is preliminary, unaudited and subject to material change prior to the filing of the Company’s fiscal 2004 Annual Report on Form 10-K and the first and second quarter fiscal 2005 Form 10-Qs with the Securities and Exchange Commission (SEC). This MOR is being provided to the Bankruptcy Court and the U.S. Trustee pursuant to requirements under Local Rule 2015-2 C.

2.	This MOR is not audited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future.

3.	This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) with regard to the following items (which list is not purported to be inclusive of every reason for non-GAAP compliance of this report):

a.	This MOR does not reflect normal quarterly adjustments that are generally reflected upon review of major accounts prior to the end of each quarterly SEC filing period.

b.	The Company has not completed the process of reconciling and identifying its pre and post-petition liabilities and those liabilities that will be subject to compromise. As such, liabilities classified as subject to compromise may change materially in future reports.

c.	This MOR does not reflect non-cash asset valuation charges that may be required under GAAP due to financial circumstances leading to our bankruptcy filing on September 22, 2004. We anticipate material impairment to our goodwill and we may also be required to reflect significant impairment charges related to our intangibles, namely trademarks and trade names, as well as to our property, plant and equipment and other operating assets.

d.	This MOR does not include explanatory footnotes including disclosures required under GAAP.

e.	This MOR is presented in a format providing information required under local rule and incorporating measurements used for internal operating purposes, not in a GAAP-based SEC reporting format.

f.	Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports. As a result, comparability of such future reports to this report may not be possible.